Exhibit 99.1
Press Release Source: Home Solutions of America, Inc.

Home Solutions of America, Inc. To Hold
Conference Call on Thursday, September 27th To
Update the Investment Community
Thursday September 20, 10:10 am ET
DALLAS—(BUSINESS WIRE)—Home Solutions of America, Inc. (Nasdaq: HSOA, the “Company” or “Home Solutions”), a provider of restoration, construction and interior services to commercial and residential customers, announced today that it will hold a conference call for the investment community on Thursday, September 27th at 10 a.m. eastern time. During the call, the Company expects to provide additional details on the Tampa and New York Projects, new business opportunities, status of the FIGA receivables, as well as other relevant financial information. The Company previously expected to hold this conference call on September 20, 2007 but has delayed the call to allow it additional time in order to provide further information.
The conference call will take place at 10 a.m. eastern time. Interested participants should call (877) 704-5379 within the United States or (913) 312-1269 internationally. Please use passcode 9335724. A playback of the conference will be available two hours after the completion of the call. To listen to the playback, please call (888) 203-1112 within the United States or (719) 457-0820 internationally. Please use passcode 9335724. The call will also be webcast and will be available on the Company’s web site at www.hsoacorp.com in the Investor Relations section under Presentations.
About Home Solutions of America, Inc.
Home Solutions of America, Inc. is a provider of restoration, construction and interior services to commercial and residential customers. Its Fireline subsidiary is involved in providing construction services, rebuilding, catastrophic storm response and contents restoration for commercial, industrial and residential properties. Based in Tampa, Fireline is certified in multiple aspects of the restoration industry, including smoke, fire, water and mold. The Company has operations in California, Texas, Florida, Alabama, Georgia, Louisiana, Mississippi and North Carolina. Home Solutions Restoration of Louisiana, Inc., which does business as Associated Contractors (“Associated”), is a Louisiana based commercial, industrial and residential contractor working in the governmental and private arenas. Associated has been one of the larger players in redeveloping public schools in the aftermath of Hurricane Katrina. Its clients include the State of Louisiana, the City of New Orleans, the Louisiana National Guard, the historic French Market and Louis Armstrong International Airport. For additional information, please visit the Company’s Web site at http://www.hsoacorp.com.
Cautionary Notice
This press release contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to them. The Company has no obligation to update such forward-looking statements. Actual results may vary significantly from these forward-looking statements based on a variety of factors. These risks and uncertainties include, but are not limited to, the Company’s future financial performance, business prospects, ability to win new contracts, the performance under existing contracts, the timing of completion of projects, ability to secure bonding, ability to secure labor in markets where it does not have a labor force, performance of subcontractors and the ability to collect accounts receivable. In addition, there can be no assurance that the actions taken or to be taken by the Company as described herein will result in increased revenues. Other important factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 in the section entitled “Risk Factors.”